The FBR Funds

FBR Fund for Government Investors

(the “Fund”)

Supplement dated October 16, 2008

to the Prospectus dated February 28, 2008

The Board of Trustees of the Fund approved the Fund’s participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).  The Program insures market fund shareholders as of the close of business on September 19, 2008 against loss in the event that the Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share.  Generally, the Program does not protect holders of shares acquired after September 19, 2008.  If the number of shares held in an account fluctuates over the period, the Program protects investors for the lesser of the number of shares held as of the close of business on September 19, 2008 or the amount held at liquidation, whichever is less.

Participation in the Program requires a payment to the U.S. Department of Treasury in the amount of 0.01% based on the net asset value of the Fund as of September 19, 2008.  The Fund and FBR Fund Advisers, the Fund’s investment adviser, each will pay half of this expense.  This payment covers participation until December 18, 2008.  If the Treasury extends the Program beyond that date and the Fund decides to participate, additional payments may be required.

More information about the Program is available at http://www.ustreas.gov.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE